UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2011

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

WYOMING	1-7627	74-1895085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      Other Events.

On June 9, 2011, the Company issued a press release declaring a regular quarterly cash dividend on the Company’s common stock of $0.06 per share ($0.24 annualized).  The dividend is payable on June 30, 2011 to shareholders of record at the close of business on June 21, 2011.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.                      Financial Statements and Exhibits.

    (c) Exhibits

Exhibit Number	Description
99.1	Press release, dated June 9, 2011, issued by Frontier Oil Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OIL CORPORATION
By: /s/ Doug S. Aron Name: Doug S. Aron Title: Executive Vice President and Chief Financial Officer

Date: June 10, 2011